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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 21, 2001

MIDWAY GAMES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12367	22-2906244
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2704 West Roscoe Street, Chicago, Illinois 60618
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (773) 961-2222

3401 N. California, Chicago, Illinois 60618
(Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure.

    On August 21, 2001, Midway Games Inc. issued a press release, a copy of which is attached to this report as Exhibit 99.1, regarding the issuance of additional preferred stock. Exhibit 99.1 is incorporated herein by this reference.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits
	Exhibits	Description
3.1
Certificate of Designations, Preferences and Rights of the Series B Convertible Preferred Stock of Midway Games Inc., dated May 21, 2001 (incorporated by reference to Exhibit 3.2 of the Form 8-K filed by Midway Games Inc. on May 22, 2001 (the "Form 8-K"))
	4.1	Form of Warrants to purchase common stock of Midway Games Inc., issued to certain investors (incorporated by reference to Exhibit 4.1 to the Form 8-K))
	4.2	Form of Warrants to purchase common stock of Midway Games Inc., issued to Gerard Klauer Mattison & Co., Inc. (incorporated by reference to Exhibit 4.2 to the Form 8-K))
	4.3	Amended and Restated Rights Agreement, dated as of May 21, 2001 between Midway Games Inc. and The Bank of New York, as Rights Agent (incorporated by reference to Exhibit 4.3 to the Form 8-K))
10.1
Securities Purchase Agreement, dated as of May 22, 2001 among Midway Games Inc. and the investors listed on the Schedule of Buyers attached thereto (incorporated by reference to Exhibit 10.1 to the Form 8-K))
10.2
Registration Rights Agreement, dated as of May 22, 2001, by and among Midway Games Inc. and the investors listed on the Schedule of Buyers attached thereto (incorporated by reference to Exhibit 10.2 to the Form 8-K))
	99.1	Press Release of Midway Games Inc. dated August 21, 2001

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GAMES INC.
August 22, 2001	By:	/s/ NEIL D. NICASTRO Neil D. Nicastro Chief Executive Officer

Exhibit Index

Exhibits	Description
3.1
Certificate of Designations, Preferences and Rights of the Series B Convertible Preferred Stock of Midway Games Inc., dated May 21, 2001 (incorporated by reference to Exhibit 3.2 of the Form 8-K filed by Midway Games Inc. on May 22, 2001 (the "Form 8-K"))
4.1	Form of Warrants to purchase common stock of Midway Games Inc., issued to certain investors (incorporated by reference to Exhibit 4.1 to the Form 8-K))
4.2	Form of Warrants to purchase common stock of Midway Games Inc., issued to Gerard Klauer Mattison & Co., Inc. (incorporated by reference to Exhibit 4.2 to the Form 8-K))
4.3	Amended and Restated Rights Agreement, dated as of May 21, 2001 between Midway Games Inc. and The Bank of New York, as Rights Agent (incorporated by reference to Exhibit 4.3 to the Form 8-K))
10.1
Securities Purchase Agreement, dated as of May 22, 2001 among Midway Games Inc. and the investors listed on the Schedule of Buyers attached thereto (incorporated by reference to Exhibit 10.1 to the Form 8-K))
10.2
Registration Rights Agreement, dated as of May 22, 2001, by and among Midway Games Inc. and the investors listed on the Schedule of Buyers attached thereto (incorporated by reference to Exhibit 10.2 to the Form 8-K))
99.1	Press Release of Midway Games Inc. dated August 21, 2001

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  Item 5. Other Events and Regulation FD Disclosure.
  Item 7. Financial Statements and Exhibits.
SIGNATURE
Exhibit Index